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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: August 14, 1997

                             BRISTOL HOTEL COMPANY
                               14295 Midway Road
                              Dallas, Texas 75244
                                  972-391-3910

                          Commission File No. 1-14062

         Incorporated in Delaware                 IRS No. 75-2584227

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ITEM 5.  OTHER EVENTS

         Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22% Senior Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). The Senior Notes are guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The financial statements of Bristol Hotel Asset Company for the three months and six months ended June 30, 1997 and 1996 are attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Financial statements of Bristol Hotel Asset Company.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       BRISTOL HOTEL COMPANY


DATE: August 14, 1997                  BY:    /s/ Jeffrey P. Mayer
                                              --------------------
                                              Jeffrey P. Mayer
                                              Senior Vice President and Chief
                                              Financial Officer



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
  99.1                   Financial statements of Bristol Hotel Asset Company.


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